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                                                                  EXHIBIT 10.16

Prepared By:
Allan E. Kamensky, Esq.
Page, Scrantom, Sprouse,
Tucker & Ford, P.C.
P. O. Box 1199
Columbus, Georgia 31902

                                                                       .

                          FIRST MODIFICATION AGREEMENT

FORT LAUDERDALE, BROWARD COUNTY


         THIS FIRST MODIFICATION AGREEMENT made and entered into as of the 23rd day of January, 2004, by and between BANKATLANTIC BANCORP, INC., a Florida corporation (hereinafter referred to as "Borrower") and COLUMBUS BANK AND TRUST COMPANY, a Georgia banking corporation, whose address is 1148 Broadway, Columbus, Georgia 31901 (hereinafter referred to as "Bank").

                         W I T N E S S E T H  T H A T:

WHEREAS, Borrower and Bank entered into a loan agreement dated September 17, 2001 (the "Loan Agreement") and related loan documents identified therein under (the "Loan Documents") under the terms of which Bank established a line of credit on a revolving basis for Borrower under which Borrower was permitted to borrow up to $55,000,000.00 through a date certain in 2002 and up to $30,000,000.00 thereafter (the "Loan"), said Loan being evidenced by a note from Borrower to Bank dated September 17, 2001, in the maximum principal amount of $55,000,000.00 (the "Note"); and

         WHEREAS, the Note has a maturity date of September 1, 2004 and Borrower has requested that the maturity date of the Note be extended from September 1, 2004 to March 1, 2005; and

         WHEREAS, Bank has agreed to modify the Note to extend the maturity date of the Note from September 1, 2004 to March 1, 2005 subject to the terms and conditions contained in this First Modification Agreement; and

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         WHEREAS, Borrower agrees that the modification of the Loan pursuant to the terms hereof will be of direct and substantial benefit to Borrower; and

         NOW, THEREFORE, for and in consideration of the foregoing benefits and the sum of Ten ($10.00) Dollars in hand paid by Borrower to Bank, the receipt and sufficiency of which is hereby acknowledged, Borrower and Bank do hereby agree that:

         1. Preamble. The above and foregoing preamble is acknowledged by the parties to be true and correct and incorporated herein by reference.

         2. Modification of Existing Note. From and after the date hereof the
Note is hereby amended and modified as follows:

                  (i) The reference in Paragraph (c) of the Note to September 1, 2004 is hereby changed to March 1, 2005.

         3. Modification of Existing Loan Agreement. From and after the date hereof the Loan Agreement is hereby modified and amended as follows:

                  (i) The reference in Section 2.02 of the Loan Agreement to September 1, 2004 is hereby changed to March 1, 2005.

         4. Modification of Loan Documents. All other documents evidencing, securing or otherwise relating to the Loan, including, without limitation, the Stock Pledge and Security Agreement between Borrower and Bank dated September 17, 2001 (collectively, the "Other Loan Documents"), are hereby modified and amended to the extent necessary to reflect the aforesaid amendment and modification to the Note and Loan Agreement and to reflect and incorporate the change in the maturity date of the Note from September 1, 2004 to March 1, 2005. The Other Loan Documents, as applicable, shall, without limitation, secure the indebtedness and obligations evidenced by the Note as amended and modified hereby.

         5. Ratification. Except as expressly set forth herein, all terms, covenants and provisions of the Note and Loan Agreement and all terms, covenants and provisions of the Other Loan Documents shall remain in full force and effect, and Borrower does hereby expressly ratify and confirm the Note, Loan Agreement and Other Loan Documents and the continuing priority of any of the Other Loan Documents which secures payment of the Note without the loss of priority or perfection. It is the intent of the parties hereto that this First Modification Agreement shall not constitute a novation.

         6. Waiver of Claims. Borrower does hereby waive any claim or defense which it now has by virtue of this First Modification Agreement or any instrument set forth hereunder, and further agrees not to raise any such claims or defenses in any civil proceeding or otherwise.

         7. Successors and Assigns. This agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives, successors, successors-in-title and assigns.

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         IN WITNESS WHEREOF, the parties have caused this agreement to be appropriately executed under seal, effective as of the day and year first above written.

                                            BORROWER:

                               BANKATLANTIC BANCORP, INC., a Florida corporation

                                            By: _______________________________
                                                Its:___________________________

                                                                (CORPORATE SEAL)

         Signed, sealed and delivered
         in the presence of:

         _________________________
         Witness

         _________________________
         Notary Public
         My Commission Expires:
         (NOTARIAL SEAL)

                                      BANK:

                               COLUMBUS BANK AND TRUST COMPANY, a
                                      Georgia banking corporation

                                      By: ______________________________________
                                          Its:__________________________________

                                                                (CORPORATE SEAL)

         Signed, sealed and delivered
         in the presence of:

         _________________________
         Witness

         _________________________
         Notary Public
         My Commission Expires:
         (NOTARIAL SEAL)

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